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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) April 21, 2003

                Advanta Business Receivables Corp., as Transferor on behalf of Advanta Business Card Master Trust
               (Exact Name of Registrant as Specified in Charter)

            Nevada                   333-32874                23-2852207
----------------------------     -----------------  ----------------------------
(State or Other Jurisdiction     (Commission File     (IRS Employer
     of Incorporation)             Number)               Identification Number)


                       Advanta Business Receivables Corp.
          ------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            Nevada                   333-32874                23-2852207
----------------------------     -----------------  ----------------------------
(State or Other Jurisdiction     (Commission File     (IRS Employer
     of Incorporation)             Number)               Identification Number)


Attention: General Counsel
639 Isbell Road
Suite 390
Reno, Nevada                                                      89509
------------------------------------------               -----------------------
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:           (775) 823-3080
                                                         -----------------------

         (Former name or former address, if changed since last report)
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Item 7. Financial Statements and Exhibits

      The following exhibit is furnished herewith:

      21 Monthly Servicer's Certificate issued on April 21, 2003 relating to the Series 2000-B, 2000-C, 2001-A and 2002-A Asset Backed Notes, prepared by the Servicer and sent to the Indenture Trustee pursuant to Section 5.03(a) of the Series 2000-B, 2000-C, 2001-A, 2002-A and
            2003-A Indenture Supplements dated as of August 1, 2000, November 1, 2000, April 1, 2001, July 1, 2002 and February 1, 2003 respectively, covering the period of March 1, 2003 through March 31, 2003.

                                  Exhibit Index

Exhibit No.                                                                                    Page
-----------                                                                                    ----
      21.1  Monthly Servicer's Certificate dated April 21, 2003 prepared by the
            Servicer and sent to the Indenture Trustee pursuant to Section
            5.03(a) of the Series 2000-B, 2000-C, 2001-A 2002-A and 2003-A
            Indenture Supplement covering the period of March 1, 2003 through
            March 31, 2003.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             ADVANTA BUSINESS CARD MASTER TRUST

                                             By: Advanta Bank Corp.,
                                                 as attorney-in-fact

                                             By:    /s/ Mark Shapiro
                                                    ----------------

                                             Name:  Mark Shapiro
                                             Title: Assistant Vice President-
                                                    Structured Finance



                                             ADVANTA BUSINESS RECEIVABLES CORP.

                                             By:    /s/ Mark Shapiro
                                                    ----------------
                                             Name:  Mark Shapiro
                                             Title: Vice President


Dated:     April 21, 2003


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